                                                                    Exhibit 10.1

                       HEALTH BENEFITS DIRECT CORPORATION

                         COMPENSATION PLAN FOR DIRECTORS

                            EFFECTIVE MARCH 14, 2006

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I.   General Provisions

     1.1  PURPOSE.  The  purpose  of  the  Health  Benefits  Direct  Corporation
Compensation  Plan for  Directors  (the  "Plan") is to  provide a  comprehensive compensation  program which will attract and retain  qualified  individuals  for
Health Benefits Direct  Corporation  (the  "Company") and its  subsidiaries,  to serve on the Company's  Board of Directors.  In particular,  the Plan aligns the interests of directors  with those of the  Company's  stockholders  by providing that a  significant  portion of  director  compensation  is  directly  linked to increases in the value of the Company's stock.

     1.2  DEFINITIONS.  Capitalized  words and  phrases  not  otherwise  defined herein,  shall  have  the  same  meaning  as the  definitions  set  forth in the
Company's 2005 Non-Employee Directors Stock Option Plan (the "2005 Plan").

FAIR MARKET  VALUE.  "Fair  Market  Value" means the average of the high and low prices of publicly  traded shares of Stock,  rounded to the nearest cent, on the principal national  securities  exchange on which shares of Stock are listed (if the shares of Stock are so listed), or on the Nasdaq Stock Market (if the shares of Stock are regularly quoted on the Nasdaq Stock Market),  or, if not so listed or regularly quoted, the closing bid price of publicly traded shares of Stock in the  over-the-counter  market, or, if such bid price shall not be available,  as reported by any nationally recognized quotation service selected by the Company, or as determined by the Board in a manner  consistent with the provisions of the
Code.  Notwithstanding  anything to the contrary  herein,  in no event shall the option  exercise price be less than the minimum price  permitted under the rules and  policies of any national  securities  exchange on which the shares are then listed.

     1.3 STOCK RESERVED FOR THE PLAN. A total of up to 2,500,000 shares of Stock shall be  subject  to the Plan,  with a  maximum  of  1,500,000  shares of Stock available  under the 2005 Plan (reduced to such lesser amount as shall represent the net amount  remaining after taking into account all issuances under the 2005
Plan,  plus the amount of any cancelled  options under the 2005 Plan),  and such additional number of shares up to a maximum of 1,000,000 additional shares to be designated  from the authorized but unissued  shares of the capital stock of the
Company.  Stock  subject to the Plan may consist of unissued  shares or treasury shares,  and such Stock shall be, and hereby is,  reserved  for  issuance by the
Company  for such  purpose.  Any Stock  that has not been  issued or that is not subject to outstanding  Options at the termination of the Plan shall cease to be reserved for the  purposes of the Plan,  but until  termination  of the Plan the
Company  shall at all times  reserve a  sufficient  number of shares of Stock to meet the requirements of the Plan. Should any Option expire or be canceled prior to its  exercise  or  vesting  in full or  should  the  number  of  shares to be delivered  upon the  exercise or vesting in full of an Option be reduced for any reason, the shares theretofore  subject to such Option or shall thereupon become available for future grants under the Plan.

II.  Cash Fees

     2.1 FEES. Each Non-Employee  Director who is the Vice-Chairman of the Board
of Directors  (who is not also Chairman or an Executive  Chairman)  shall become entitled  to receive a one-time  payment  in the amount of  $250,000  payable as follows:  (i) $125,000 promptly  following the date of adoption of the Plan; and
(ii)  $125,000  in 12 equal  monthly  installments  commencing  March 31,  2006, provided such person  remains a director and serving in such capacity on the due date of each such installment.

     2.2 MEETINGS. Each director,  regardless employment with the Company, shall receive a fee of $1,000, payable in cash, for each meeting of a committee of the
Board of Directors that he or she attends  (either in person or  telephonically)
and each special meeting of the Board of Directors  attended,  as  reimbursement for the fees and expenses of attendance and  participation  in such meeting.  No fee is payable with respect to attendance  at a regular  meeting of the Board of
Directors,  including the annual meeting  occurring  immediately after an Annual
Meeting of Stockholders.

     2.3  COMMITTEE  CHAIRS.  A  director,  regardless  of  employment  with the
Company,  appointed to chair any  committee  of the Board of Directors  shall be paid an additional annual retainer of $1,000 in cash payable upon appointment.

III. Stock Options

     3.1  ANNUAL  GRANTS OF STOCK  OPTIONS - NEW  DIRECTORS.  As of the close of business on the date of each Annual Meeting of  Stockholders,  each director who has been first  elected at such  Annual  Meeting  of  Stockholders  who is not a director  as of the date of  adoption  of this  Plan,  regardless  of his or her employment with the Company, who consents to such appointment as director, shall be granted an Option to purchase 100,000 shares of Common Stock.

     3.2 ANNUAL GRANTS OF STOCK OPTIONS - SITTING DIRECTORS. Any director who is not eligible to receive a grant of Options  pursuant to Section 3.1 hereof,  who as of the close of business on the date of each Annual Meeting of  Stockholders, has been re-elected at such Annual Meeting of Stockholders, regardless of his or her employment  with the Company,  who consents to such  appointment as director shall  be  granted  an  Option  to  purchase  10,000  shares  of  Common  Stock.
Notwithstanding  the  foregoing,  any  director who is eligible to or receives a grant under Section 3.1 hereof shall not be eligible for grant  pursuant to this
Section 3.2 until the next following Annual Meeting of Stockholders.

     3.3 OTHER GRANTS OF STOCK OPTIONS. Each Non-Employee Director who is or has
been  appointed or elected Vice  Chairman of the Board of Directors  (but who is
not an Executive  Chairman or Chairman)  shall be granted a one-time  additional option  to  purchase  425,000  shares  upon his or her  initial  appointment  or election,  as the case may be, on the later of: (i) the date of such appointment or election or (ii) the date of adoption of this Plan.

     3.4 EXPIRATION DATE OF OPTIONS.  All Options  granted  pursuant to the Plan shall be non-qualified  options and shall expire five (5) years from the date of grant.

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     3.5 OPTION  EXERCISE  PRICE.  The per share price to be paid to exercise an option shall be the Fair Market Value of the Stock on the date of grant.

     3.6 VESTING AND  EXERCISE OF OPTIONS.  Each option  granted  under the Plan pursuant to Section 3.3 hereof will become exercisable as to 1/2 of such options on the six (6)  month  anniversary  of the date of  grant  and as to 1/2 of such options on the twelve (12) months  anniversary of the date of grant. Each option granted under any other Section of the Plan will become exercisable as to 1/3 of such Option on each of the first,  second,  and third anniversary of the date of grant.  All  options  issued  under  the Plan  shall  immediately  vest upon the removal,  without  Cause,  of a  director  but in all  other  respects  shall be governed  in  accordance  with the terms and  provisions  of the 2005 Plan which shall  control in the event of an  inconsistency  between  the Plan and the 2005
Plan.

     3.7 METHOD OF EXERCISE AND PURCHASE. An Option shall be exercised by giving written  notice to the  Secretary,  or an  Assistant  Secretary,  of the Company
specifying the number of shares to be purchased and the  particular  grant being exercised.  Such  notice  shall  be  accompanied  by a check as  payment  of the exercise  price of the shares  with  respect to which  such  option,  or portion thereof,  is  exercised.  Alternatively,  such notice may include an election to have such shares delivered to a broker-dealer  with whom  arrangements have been made to immediately  sell the shares and withhold from the net sale proceeds the full purchase price amount to be delivered to the Company, or by other "cashless exercise" means.  The Company may also require payment of all withholding  taxes to exercise an option, whether or not a broker-dealer arrangement has been used.

IV.  Additional Provisions

     4.1 The  Plan  shall  be  administered  by the  Board  of  Directors  (or a
Committee  thereof  authorized by the Board of  Directors)  which shall have the power to interpret  the Plan and amend it from time to time as it deems  proper.
To the fullest extent practicable, however, the terms and conditions of the 2005
Plan shall be applicable to this Plan.

     4.2 The Plan shall be submitted for stockholder approval prior to the first anniversary of adoption.

     4.3  The  number  of  shares  of  Stock  covered  by any  Option  shall  be proportionately  adjusted  for any  increase or decrease in the number of issued shares of Stock  resulting from a split or subdivision of shares,  a combination of shares, or the payment of a stock dividend.

     4.4 All Options  shall become fully  exercisable  upon the  occurrence of a
Change of Control as defined in the 2005 Plan.

     4.5 The Plan shall be  governed  by and subject to the laws of the State of
Delaware and applicable Federal laws.

     4.6 The  Plan  may be  terminated,  amended  or  modified  by the  Board of
Directors,  provided no such amendment or modification  shall affect  previously issued Options without the written consent of the Option holder.

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     4.7 The Plan will  terminate  when all shares  have been  issued  under the
Plan, provided the cash payments may continue indefinitely and can be terminated at any time prior to any new grants  (old  grants  would be  unaffected)  by the
Board.

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